                                                               Exhibit No.  99.2

                                 Bank Of America


                            Supplemental Information
                               Third Quarter 2001


                                October 15, 2001


This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America
Consolidated Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)

                                                                Third          Second          First        Fourth         Third
                                                               Quarter         Quarter        Quarter       Quarter       Quarter
                                                                2001            2001           2001          2000          2000
                                                             -----------------------------------------------------------------------
Operating Basis/(1)/
Income statement (taxable-equivalent basis)
Total revenue                                                $    8,719     $     8,858     $    8,501    $    8,086    $    8,317
Provision for credit losses                                         856             800            835         1,210           435
Gains (losses) on sales of securities                                97              (7)            (8)            2            11
Other noninterest expense                                         4,606           4,821          4,654         4,637         4,410
Income tax expense                                                1,263           1,207          1,134           856         1,308
Net income                                                        2,091           2,023          1,870         1,385         2,175
Average diluted common shares issued and outstanding          1,634,063       1,632,964      1,631,099     1,638,863     1,661,031
Diluted earnings per common share                            $     1.28     $      1.24     $     1.15    $     0.85    $     1.31

Performance ratios
Return on average assets                                           1.29 %          1.24 %         1.17 %        0.81 %        1.26 %
Return on average common shareholders' equity                     16.87           16.67          15.86         11.57         18.15
Efficiency ratio                                                  52.82           54.44          54.73         57.35         53.01
Shareholder value added                                      $      824     $       791     $      679    $      164    $      953

Cash basis financial data/(2)/
Earnings                                                          2,310           2,246          2,093         1,599         2,390
Diluted earnings per common share                                  1.41            1.38           1.28          0.98          1.44
Return on average assets                                           1.43 %          1.37 %         1.31 %        0.94 %        1.39 %
Return on average common shareholders' equity                     18.64           18.52          17.75         13.36         19.94
Efficiency ratio                                                  50.32           51.92          52.11         54.70         50.43
==================================================================================================================================

As Reported
Income statement (taxable-equivalent basis)
Total revenue                                                $    8,719     $     8,858     $    8,501    $    8,086    $    8,317
Provision for credit losses                                       1,251             800            835         1,210           435
Gains (losses) on sales of securities                                97              (7)            (8)            2            11

Business exit costs                                               1,305               -              -             -            -
Restructuring charges                                                 -               -              -             -           550
Other noninterest expense                                         4,606           4,821          4,654         4,637         4,410
Income tax expense                                                  813           1,207          1,134           856         1,104
Net income                                                          841           2,023          1,870         1,385         1,829
Diluted earnings per common share                                  0.51            1.24           1.15          0.85          1.10
Cash dividends paid per common share                               0.56            0.56           0.56          0.56          0.50

Performance ratios
Return on average assets                                           0.52 %          1.24 %         1.17 %        0.81 %        1.06 %
Return on average common shareholders' equity                      6.78           16.67          15.86         11.57         15.25
Net interest yield                                                 3.78            3.61           3.39          3.21          3.10
Book value per share                                         $    31.66     $     30.75     $    30.47    $    29.47    $    28.69

Cash basis financial data/(2)/
Earnings                                                          1,060           2,246          2,093         1,599         2,044
Diluted earnings per common share                                  0.65            1.38           1.28          0.98          1.23
Return on average assets                                           0.65 %          1.37 %         1.31 %        0.94 %        1.18 %
Return on average common shareholders' equity                      8.55           18.52          17.75         13.36         17.01
==================================================================================================================================

Market price per share of common stock:
  High for the period                                        $    65.54     $     62.18     $    55.94    $    54.75    $    57.63
  Low for the period                                              50.25           48.65          45.00         36.31         43.63
  Closing price                                                   58.40           60.03          54.75         45.88         52.38
Market capitalization                                            92,396          96,116         87,709        74,033        85,423

Number of banking centers                                         4,274           4,275          4,339         4,390         4,419
Number of ATM's                                                  13,009          12,883         12,866        12,921        12,840
Full-time equivalent employees                                  143,824         144,287        143,584       142,724       146,346


(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(2) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified to conform to current period classifications.

[GRAPHIC]


Business Segment Cash Basis Operating Earnings /(1)/
Third Quarter 2001
(Dollars in millions)

Business Segment
----------------------------------------------------------------------
Consumer & Commercial Banking                                                 $1,414              61 %
Asset Management                                                              $  163               7 %
Global Corporate & Investment Banking                                         $  512              22 %
Equity Investments                                                            $  (56)             (2)%
Corporate Other                                                               $  277              12 %
                                                                      --------------------------------
Total Corporation                                                             $2,310             100 %
                                                                      ================================

Consumer & Commercial Banking
----------------------------------------------------------------------
Banking Regions                                                               $  827              59 %
Consumer Products                                                             $  344              24 %
Commercial Banking                                                            $  243              17 %
                                                                      --------------------------------
Total CCB                                                                     $1,414             100 %
                                                                      ================================

Global Corporate & Investment Banking
----------------------------------------------------------------------

Global Investment Banking                                                     $  209              41 %
Global Credit Products                                                        $  208              41 %
Global Treasury Services                                                      $   95              18 %
                                                                      --------------------------------
Total GCIB                                                                    $  512             100 %
                                                                      ================================

(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses.

                     Consumer and Commercial Banking Segment

                 Consumer and Commercial Banking Segment Results
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                           Quarterly                       Year-to-Date
                                                       ------------------------------------------   -------------------------------
Key Measures /(1)/                                       3 Qtr 01        2 Qtr 01      3 Qtr 00         2001             2000
------------                                           -------------   -------------  -----------   ------------    ---------------
Total Revenue                                          $       5,369   $       5,242    $   5,078    $    15,675      $    14,716
Provision for Credit Losses                                      433             388          211          1,230              786
Net Income                                                     1,253           1,216        1,261          3,601            3,394
Cash Basis Earnings                                            1,414           1,377        1,422          4,084            3,882
Shareholder Value Added                                          828             802          831          2,348            2,099
Return on Average Equity                                        25.7%           25.4%        25.6%          24.9%            22.8%
Cash Basis Return on Average Equity                             29.0            28.7         28.9           28.2             26.1
Efficiency Ratio                                                53.8            54.5         55.0           54.5             56.7
Cash Basis Efficiency Ratio                                     50.8            51.5         51.8           51.4             53.4

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                                 $     182,792   $     182,414    $ 175,608    $   181,567      $   172,737
Total Deposits                                               266,351         264,674      256,725        263,618          256,456
Total Earning Assets                                         265,508         263,609      255,849        262,116          256,144

               Consumer and Commercial Banking Sub-Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           Quarterly                       Year-to-Date
                                                       ------------------------------------------   -------------------------------
Key Measures /(1)/                                       3 Qtr 01        2 Qtr 01      3 Qtr 00         2001             2000
------------                                           -------------   -------------  -----------   ------------    ---------------
Banking Regions
---------------
Total Revenue                                          $       3,158   $       3,059    $   3,053    $     9,174      $     8,912
Shareholder Value Added                                          489             445          472          1,333            1,225
Cash Basis Earnings                                              827             779          811          2,338            2,251
Cash Basis Efficiency Ratio                                     56.9%           58.1%        56.3%          58.0%            58.3%

Consumer Products
-----------------
Total Revenue                                          $       1,318   $       1,282    $   1,121    $     3,823      $     3,078
Shareholder Value Added                                          234             244          222            712              457
Cash Basis Earnings                                              344             352          328          1,036              780
Cash Basis Efficiency Ratio                                     40.1%           41.0%        43.4%          40.9%            47.1%

Commercial Banking
------------------
Total Revenue                                          $         893   $         901    $     904    $     2,678      $     2,726
Shareholder Value Added                                          105             113          137            303              417
Cash Basis Earnings                                              243             246          283            710              851
Cash Basis Efficiency Ratio                                     44.9%           43.7%        47.0%          43.7%            44.4%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                            Asset Management Segment

                                                  Asset Management Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                                Quarterly                                   Year-to-Date
                                             -----------------------------------------------        ---------------------------
Key Measures/(1)/                             3 Qtr 01           2 Qtr 01          3 Qtr 00            2001             2000
-------------                                ----------         ----------        ----------        ----------       ----------
Total Revenue                                  $    609           $    625          $    603          $  1,842         $  1,832
Provision for Credit Losses                          16                 63                 -                87                9
Net Income                                          148                113               155               389              467
Cash Basis Earnings                                 163                127               163               432              490
Shareholder Value Added                              96                 61               113               234              341
Return on Average Equity                           26.8  %            20.4  %           37.4  %           23.5  %          37.7  %
Cash Basis Return on Average Equity                29.4               23.0              39.2              26.1             39.6
Efficiency Ratio                                   59.5               62.1              58.2              62.1             58.2
Cash Basis Efficiency Ratio                        57.2               59.8              57.0              59.8             57.0

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases                         $ 24,631           $ 24,352          $ 23,221          $ 24,328         $ 22,302
Total Deposits                                   11,837             11,999            11,444            11,883           11,343
Total Earning Assets                             25,820             25,563            24,300            25,515           23,361
Assets under Management (period end)            280,429            289,529           275,123           280,429          275,123

------------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                 Global Corporate and Investment Banking Segment

                                    Global Corporate and Investment Banking Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                                 Quarterly                                    Year-to-Date
                                               ----------------------------------------------         ---------------------------
Key Measures/(1)/                               3 Qtr 01         2 Qtr 01           3 Qtr 00             2001             2000
------------                                   ----------       ----------         ----------         ----------       ----------
Total Revenue                                    $  2,208         $  2,334           $  1,975           $  6,916         $  6,287
Provision for Credit Losses                           284              252                118                780              270
Net Income                                            476              454                516              1,467            1,670
Cash Basis Earnings                                   512              491                550              1,576            1,774
Shareholder Value Added                               169              139                151                521              595
Return on Average Equity                             16.6  %          15.5  %            15.5  %            16.7  %          17.0  %
Cash Basis Return on Average Equity                  17.9             16.8               16.5               17.9             18.1
Efficiency Ratio                                     53.7             58.4               55.4               55.5             55.5
Cash Basis Efficiency Ratio                          52.0             56.8               53.7               53.9             53.9

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                           $ 76,643         $ 84,958           $ 97,298           $ 84,336         $ 94,260
Total Deposits                                     68,472           67,439             71,861             67,288           68,390
Total Earning Assets                              190,149          195,698            196,338            193,790          188,089

                                    Global Corporate and Investment Banking Sub-Segment Results
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Quarterly                                    Year-to-Date
                                               ----------------------------------------------         ---------------------------
Key Measures/(1)/                               3 Qtr 01         2 Qtr 01           3 Qtr 00             2001             2000
------------                                   ----------       ----------         ----------         ----------       ----------
Global Investment Banking
-------------------------
Total Revenue                                    $  1,062         $  1,275           $    975           $  3,710         $  3,259
Shareholder Value Added                                98              122                110                450              424
Cash Basis Earnings                                   209              227                215                766              731
Cash Basis Efficiency Ratio                          69.7 %           72.0 %             67.8 %             67.8 %           66.7 %

Global Credit Products
----------------------
Total Revenue                                    $    746         $    687           $    657           $  2,085         $  2,014
Shareholder Value Added                                (8)             (39)               (11)              (109)              29
Cash Basis Earnings                                   208              192                268                580              855
Cash Basis Efficiency Ratio                          20.6 %           22.4 %             21.2 %             21.5 %           22.1 %

Global Treasury Services
------------------------
Total Revenue                                    $    400         $    372           $    343           $  1,121         $  1,014
Shareholder Value Added                                79               56                 52                180              142
Cash Basis Earnings                                    95               72                 67                230              188
Cash Basis Efficiency Ratio                          63.8 %           68.6 %             75.8 %             68.2 %           76.0 %

------------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                           Equity Investments Segment


                                              Equity Investments Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                             Quarterly                                      Year-to-Date
                                         --------------------------------------------------      -----------------------------------
Key Measures/(1)/                         3 Qtr 01          2 Qtr 01        3 Qtr 00                 2001            2000
-------------                            --------------   -------------    ----------------      --------------    -----------------
Total Revenue                                   ($54)          $   76           $  346               $   127           $  955
Provision for Credit Losses                        -                -                -                     -                3
Net Income                                       (58)              19              197                    (2)             534
Cash Basis Earnings                              (56)              22              200                     6              542
Shareholder Value Added                         (128)             (51)             141                  (206)             377
Return on Average Equity                        (9.4) %           3.1  %          40.1  %               (0.1) %          38.8  %
Cash Basis Return on Average Equity             (8.9)             3.5             40.6                   0.4             39.4
Efficiency Ratio                                 n/m             63.8              7.0                 106.7              8.5
Cash Basis Efficiency Ratio                      n/m             60.4              6.3                 100.5              7.7

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                       $   468           $  491           $  450               $   487           $  428
Total Deposits                                     -               15               18                    17               13
Total Earning Assets                             489              513              469                   502              450
------------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                             Corporate Other /(1)/

                        Corporate Other Segment Results - Operating Basis /(2)/
-------------------------------------------------------------------------------------------------
(Dollars in millions)
                                            Quarterly                       Year-to-Date
                               -----------------------------------    ------------------------
Key Measures /(3)/               3 Qtr 01    2 Qtr 01    3 Qtr 00       2001           2000
-------------                  ------------ ----------  ----------    --------      ----------
Total Revenue                    $   587     $   581     $    315     $ 1,518       $  1,378
Provision for Credit Losses          123          97          106         394            257
Operating net Income                 272         221           46         529            413
Cash Basis Earnings                  277         229           55         551            440
Shareholder Value Added             (141)       (160)        (283)       (604)          (496)

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases           $73,192     $91,286     $106,186     $85,543       $100,569
Total Deposits                    16,669      19,221       16,686      17,987         15,661
Total Earning Assets              75,142      82,245      120,292      80,115        112,985

-------------------------------------------------------------------------------------------------


(1) Corporate Other consists primarily of the functions associated with managing the interest rate risk of the Corporation and the consumer finance businesses exited in the third quarter of 2001.

(2) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(3) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Consolidated Statement of Income - Operating Basis/(1)/
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)
                                                                  Third        Second          First         Fourth         Third
                                                                 Quarter       Quarter        Quarter        Quarter       Quarter
                                                                  2001          2001           2001           2000          2000
                                                           -----------------------------------------------------------------------
Interest Income
Interest and fees on loan and leases                        $     6,511   $     7,201    $     7,659    $     8,224    $     8,283
Interest and dividends on securities                                891           894            846          1,177          1,251
Federal funds sold and securities purchased
under agreements to resell                                          321           405            435            551            633
Trading account assets                                              930           936            846            751            744
Other interest income                                               669           489            455            434            324
                                                           -----------------------------------------------------------------------
  Total interest income                                           9,322         9,925         10,241         11,137         11,235
                                                           -----------------------------------------------------------------------
Interest expense
Deposits                                                          2,097         2,363          2,713          2,924          2,868
Short-term borrowings                                               869         1,221          1,377          1,942          2,223
Trading account liabilities                                         285           312            290            285            237
Long-term debt                                                      867           999          1,222          1,322          1,344
                                                           -----------------------------------------------------------------------
  Total interest expense                                          4,118         4,895          5,602          6,473          6,672
                                                           -----------------------------------------------------------------------
Net interest income                                               5,204         5,030          4,639          4,664          4,563

Noninterest income
Consumer service charges                                            712           714            694            706            684
Corporate service charges                                           528           511            499            475            474
                                                           -----------------------------------------------------------------------
  Total service charges                                           1,240         1,225          1,193          1,181          1,158
                                                           -----------------------------------------------------------------------
Consumer investment and brokerage services                          386           399            379            358            357
Corporate investment and brokerage services                         142           137            136            123            114
                                                           -----------------------------------------------------------------------
  Total investment and brokerage services                           528           536            515            481            471
                                                           -----------------------------------------------------------------------
Mortgage banking income                                             109           196            121            146            121
Investment banking income                                           305           455            346            366            376
Equity investment gains                                              22           171            147            (65)           422
Card income                                                         618           601            573            595            594
Trading account profits/(2)/                                        433           376            699            293            402
Other income                                                        174           181            186            331            131
                                                           -----------------------------------------------------------------------
  Total noninterest income                                        3,429         3,741          3,780          3,328          3,675
                                                           -----------------------------------------------------------------------

Total revenue                                                     8,633         8,771          8,419          7,992          8,238

Provision for credit losses                                         856           800            835          1,210            435

Gains/(losses) on sales of securities                                97            (7)            (8)             2             11

Other noninterest expense
Personnel                                                         2,304         2,534          2,401          2,257          2,298
Occupancy                                                           448           428            433            434            419
Equipment                                                           273           271            291            291            285
Marketing                                                           165           174            177            223            147
Professional fees                                                   144           141            126            154            100
Amortization of intangibles                                         219           223            223            214            215
Data processing                                                     175           187            190            172            167
Telecommunications                                                  121           128            119            136            127
Other general operating                                             613           574            545            585            509
General administrative                                              144           161            149            171            143
                                                           -----------------------------------------------------------------------
  Total other noninterest expense                                 4,606         4,821          4,654          4,637          4,410
                                                           -----------------------------------------------------------------------
Operating income before income taxes                              3,268         3,143          2,922          2,147          3,404
Income tax expense                                                1,177         1,120          1,052            762          1,229
                                                           -----------------------------------------------------------------------
Operating net income                                        $     2,091   $     2,023    $     1,870    $     1,385    $     2,175
                                                           -----------------------------------------------------------------------

Operating income available to common shareholders                 2,089         2,022          1,869          1,383          2,174
                                                           -----------------------------------------------------------------------
Per share information
Operating earnings per common share                                1.31          1.26           1.16           0.85           1.33
                                                           -----------------------------------------------------------------------
Diluted operating earnings per common share                        1.28          1.24           1.15           0.85           1.31
                                                           -----------------------------------------------------------------------
Dividends per common share                                         0.56          0.56           0.56           0.56           0.50
                                                           -----------------------------------------------------------------------
Average common shares issued and outstanding                  1,599,692     1,601,537      1,608,890      1,623,721      1,639,392
                                                           -----------------------------------------------------------------------
Average diluted common shares issued and outstanding          1,634,063     1,632,964      1,631,099      1,638,863      1,661,031
                                                           -----------------------------------------------------------------------
As reported
  Net income                                                $       841   $     2,023    $     1,870    $     1,385    $     1,829
  Net income available to common shareholders                       839         2,022          1,869          1,383          1,828
  Earnings per common share                                        0.52          1.26           1.16           0.85           1.11
  Diluted earnings per common share                                0.51          1.24           1.15           0.85           1.10

(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(2) Trading account profits for the first quarter of 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Consolidated Balance Sheet

---------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                                September 30          June 30        September 30
                                                                                    2001                2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                         $  23,280          $  25,405          $  24,395
Time deposits placed and other short-term investments                                 4,629              4,452              5,467
Federal funds sold and securities purchased under agreements to resell               26,450             28,317             33,408
Trading account assets                                                               53,471             50,740             47,198
Derivative assets                                                                    23,816             16,881             15,398
Securities:
  Available-for-sale                                                                 74,815             53,410             79,747
  Held-to-maturity                                                                    1,149              1,167              1,356
---------------------------------------------------------------------------------------------------------------------------------
    Total securities                                                                 75,964             54,577             81,103
---------------------------------------------------------------------------------------------------------------------------------
Loans and leases                                                                    339,018            380,425            402,592
Allowance for credit losses                                                          (6,665)            (6,911)            (6,739)
---------------------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                            332,353            373,514            395,853
---------------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                           6,372              6,371              6,450
Interest receivable                                                                   3,355              3,593              4,620
Mortgage banking assets                                                               3,477              4,337              4,029
Goodwill                                                                             11,028             11,864             11,803
Core deposits and other intangibles                                                   1,330              1,392              1,554
Other assets                                                                         74,580             44,082             40,447
---------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                  $ 640,105          $ 625,525          $ 671,725
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                           $  98,881          $ 100,199          $  92,050
    Interest-bearing                                                                215,569            213,036            207,801
Deposits in foreign offices:
    Noninterest-bearing                                                               1,854              1,490              1,515
    Interest-bearing                                                                 43,566             48,761             52,622
---------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                359,870            363,486            353,988
---------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase           59,839             52,189             72,896
Trading account liabilities                                                          22,575             20,866             25,354
Derivative liabilities                                                               18,193             13,078             18,877
Commercial paper                                                                      2,544              3,156             10,330
Other short-term borrowings                                                          20,396             32,348             45,271
Accrued expenses and other liabilities                                               40,369             22,902             23,783
Long-term debt                                                                       61,213             63,243             69,412
Trust preferred securities                                                            4,955              4,955              4,955
---------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                               589,954            576,223            624,866
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,556,979; 1,587,066 and 1,732,349 shares                               67                 68                 74
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,582,129,416; 1,601,126,336 and 1,630,823,577 shares                6,491              7,629              9,397
Retained earnings                                                                    41,857             41,912             39,338
Accumulated other comprehensive income/(loss)                                         1,731               (262)            (1,808)
Other                                                                                     5                (45)              (142)
---------------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                       50,151             49,302             46,859
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                  $ 640,105          $ 625,525          $ 671,725
---------------------------------------------------------------------------------------------------------------------------------

Bank of America Corporation
Quarterly Average Balances and Interest Rates - Taxable-Equivalent Basis
====================================================================================================================================
(Dollars in millions)

                                                                           Third Quarter 2001            Second Quarter 2001
                                                               -----------------------------------  --------------------------------
                                                                               Interest                           Interest
                                                                  Average      Income/    Yield/      Average     Income/    Yield/
                                                                  Balance      Expense     Rate       Balance     Expense     Rate
                                                               -------------  ---------  ---------  ----------   ---------  --------
Earning assets
  Time deposits placed and other short-term investments           $   5,881   $    71      4.84 %   $   7,085  $     81       4.58 %
  Federal funds sold and securities purchased under
    agreements to resell                                             36,133       321      3.54        33,859       405       4.79
  Trading account assets                                             68,258       937      5.46        67,311       944       5.62
  Total securities/(1)/                                              58,930       902      6.12        55,719       909       6.53
  Loans and leases/(2)/
    Commercial - domestic                                           129,673     2,343      7.17       139,096     2,585       7.45
    Commercial - foreign                                             25,267       353      5.54        27,449       421       6.14
    Commercial real estate - domestic                                24,132       395      6.50        25,293       459       7.28
    Commercial real estate - foreign                                    366         5      5.78           352         5       6.64
                                                                  -----------------------------     ------------------------------
     Total commercial                                               179,438     3,096      6.85     $ 192,190     3,470       7.24
                                                                  -----------------------------     ------------------------------
    Residential mortgage                                             80,526     1,457      7.22        84,346     1,546       7.34
    Home equity lines                                                22,115       394      7.06        21,958       424       7.75
    Direct/Indirect consumer                                         39,481       753      7.56        40,117       736       7.35
    Consumer finance                                                 16,358       359      8.77        26,843       608       9.06
    Bankcard                                                         17,632       493     11.11        15,755       445      11.32
    Foreign consumer                                                  2,176        28      5.28         2,291        35       6.20
                                                                  -----------------------------     ------------------------------
     Total consumer                                                 178,288     3,484      7.78       191,310     3,794       7.94
                                                                  -----------------------------     ------------------------------
     Total loans and leases                                         357,726     6,580      7.31       383,500     7,264       7.59
                                                                  -----------------------------     ------------------------------
  Other earning assets                                               30,180       597      7.89        20,154       409       8.11
                                                                  -----------------------------     ------------------------------
     Total earning assets/(3)/                                      557,108     9,408      6.72       567,628    10,012       7.07
                                                                  -----------------------------     ------------------------------
Cash and cash equivalents                                            20,753                            23,232
Other assets, less allowance for credit losses                       64,323                            64,697
                                                                  -----------------------------     ------------------------------
     Total assets                                                 $ 642,184                         $ 655,557
                                                                  =============================     ==============================

Interest-bearing liabilities
  Domestic interest-bearing deposits:
    Savings                                                       $  20,076        53      1.04     $  20,222        57       1.14
    NOW and money market deposit accounts                           116,638       588      2.00       113,031       676       2.40
    Consumer CDs and IRAs                                            73,465       918      4.95        74,777       969       5.20
    Negotiable CDs, public funds and other time deposits              5,085        57      4.44         6,005        81       5.37
                                                                  -----------------------------     ------------------------------
     Total domestic interest-bearing deposits                       215,264     1,616      2.98       214,035     1,783       3.34
                                                                  -----------------------------     ------------------------------
  Foreign interest-bearing deposits/(4)/
    Banks located in foreign countries                               24,097       257      4.22        24,395       294       4.82
    Governments and official institutions                             3,533        35      3.90         3,983        45       4.53
    Time, savings, and other                                         23,847       189      3.16        23,545       241       4.13
                                                                  -----------------------------     ------------------------------
     Total foreign interest-bearing deposits                         51,477       481      3.71        51,923       580       4.49
                                                                  -----------------------------     ------------------------------
     Total interest-bearing deposits                                266,741     2,097      3.12       265,958     2,363       3.57
                                                                  -----------------------------     ------------------------------
  Federal funds purchased, securities sold under agreements
    to repurchase and other short-term borrowings                    89,042       869      3.87        98,898     1,221       4.95
  Trading account liabilities                                        30,913       285      3.66        30,710       312       4.07
  Long-term debt/(5)/                                                67,267       867      5.15        69,416       999       5.76
                                                                  -----------------------------     ------------------------------
     Total interest-bearing liabilities/(6)/                        453,963     4,118      3.61       464,982     4,895       4.22
                                                                  -----------------------------     ------------------------------
Noninterest-bearing sources:
  Noninterest-bearing deposits                                       96,587                            97,390
  Other liabilities                                                  42,432                            44,476
  Shareholders' equity                                               49,202                            48,709
                                                                  -----------------------------     ------------------------------
     Total liabilities and shareholders' equity                   $ 642,184                         $ 655,557
                                                                  =============================     ==============================
Net interest spread                                                                        3.11                               2.85
Impact of noninterest-bearing sources                                                       .67                                .76
                                                                  -----------------------------     ------------------------------
Net interest income/yield on earning assets                                   $ 5,290      3.78 %              $  5,117       3.61 %
                                                                  =============================     ==============================


(1) The average balance and yield on securities are based on the average of historical amortized cost balances.

(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustments of $86, $87 and $82 in the third, second and first quarters of 2001 and $94, and $79 in the fourth, and third quarters of 2000, respectively. Interest income also includes the impact of risk management interest rate contracts, which increased (decreased) interest income on the underlying assets $284, $194 and $27 in the third, second and first quarters of 2001 and $(31), and $(13) in the fourth and third quarters of 2000, respectively.

(4) Primarily consists of time deposits in denominations of $100,000 or more.

(5) Long-term debt includes trust preferred securities.

(6) Interest expense includes the impact of risk management interest rate contracts, which (increased) decreased interest expense on the underlying liabilities $31, $49 and $23 in the third, second and first quarters of 2001 and $(7), and $(16) in the fourth and third quarters of 2000, respectively.

-----------------------------------------     ------------------------------------------------------------------------------------

             First Quarter 2001                            Fourth Quarter 2000                         Third Quarter 2000
-----------------------------------------     ----------------------------------------      --------------------------------------
                     Interest                                     Interest                                     Interest
    Average          Income/      Yield/          Average         Income/      Yield/           Average        Income/     Yield/
    Balance          Expense       Rate           Balance         Expense       Rate            Balance        Expense      Rate
---------------   -------------  --------     ---------------  -------------- --------      ---------------  ------------ --------
   $  6,675          $   102      6.17 %         $  5,663         $    99      6.96 %          $  4,700        $    83     6.97 %

     31,903              435      5.48             37,936             551      5.79              40,763            633     6.20
     62,491              852      5.49             53,251             758      5.68              53,793            749     5.55
     55,221              860      6.26             79,501           1,205      6.05              83,728          1,276     6.08

    144,404            2,813      7.90            147,336           3,034      8.19             151,903          3,151     8.26
     29,540              515      7.06             30,408             560      7.32              29,845            555     7.39
     25,989              530      8.27             27,220             622      9.09              26,113            597     9.09
        300                6      7.82                264               6      8.44                 235              5     8.30
--------------------------------------        -------------------------------------         -----------------------------------
    200,233            3,864      7.82            205,228           4,222      8.18             208,096          4,308     8.24
--------------------------------------        -------------------------------------         -----------------------------------
     82,710            1,532      7.43             92,679           1,733      7.47              94,380          1,759     7.45
     21,744              467      8.71             21,117             483      9.11              20,185            466     9.18
     40,461              784      7.86             40,390             843      8.30              41,905            848     8.06
     25,947              589      9.08             25,592             570      8.91              25,049            559     8.93
     14,464              443     12.41             12,295             384     12.43              10,958            344    12.49
      2,330               43      7.54              2,248              48      8.49               2,190             48     8.79
--------------------------------------        -------------------------------------         -----------------------------------
    187,656            3,858      8.29            194,321           4,061      8.34             194,667          4,024     8.25
--------------------------------------        -------------------------------------         -----------------------------------
    387,889            7,722      8.05            399,549           8,283      8.26             402,763          8,332     8.24
--------------------------------------        -------------------------------------         -----------------------------------
     17,248              352      8.28             14,828             335      9.00              11,501            241     8.39
--------------------------------------        -------------------------------------         -----------------------------------
    561,427           10,323      7.42            590,728          11,231      7.58             597,248         11,314     7.55
--------------------------------------        -------------------------------------         -----------------------------------
     23,020                                        23,458                                        24,191
     64,251                                        63,272                                        63,578
--------------------------------------        -------------------------------------         -----------------------------------
   $648,698                                      $677,458                                      $685,017
======================================        =====================================         ===================================



   $ 20,406               61      1.21           $ 22,454              80      1.42            $ 23,195             78     1.33
    107,015              808      3.06            101,376             788      3.09              99,710            740     2.96
     77,772            1,068      5.57             78,298           1,105      5.62              77,864          1,083     5.53
      7,137              108      6.16              7,570             127      6.68               8,598            140     6.46
--------------------------------------        -------------------------------------         -----------------------------------
    212,330            2,045      3.91            209,698           2,100      3.98             209,367          2,041     3.88
--------------------------------------        -------------------------------------         -----------------------------------

     24,358              332      5.53             26,223             424      6.43              18,845            286     6.03
      3,993               52      5.27              5,884              61      4.14              11,182            177     6.30
     22,506              284      5.11             24,064             339      5.62              25,972            364     5.58
--------------------------------------        -------------------------------------         -----------------------------------
     50,857              668      5.32             56,171             824      5.84              55,999            827     5.87
--------------------------------------        -------------------------------------         -----------------------------------
    263,187            2,713      4.18            265,869           2,924      4.38             265,366          2,868     4.30
--------------------------------------        -------------------------------------         -----------------------------------

     94,792            1,377      5.89            122,680           1,942      6.30             136,007          2,223     6.51
     28,407              290      4.14             27,548             285      4.13              24,233            237     3.88
     73,752            1,222      6.63             73,041           1,322      7.24              74,022          1,344     7.26
--------------------------------------        -------------------------------------         -----------------------------------
    460,138            5,602      4.92            489,138           6,473      5.27             499,628          6,672     5.32
--------------------------------------        -------------------------------------         -----------------------------------

     92,431                                        91,685                                        91,368
     48,263                                        48,996                                        46,286
     47,866                                        47,639                                        47,735
--------------------------------------        -------------------------------------         -----------------------------------
   $648,698                                      $677,458                                      $685,017
======================================        =====================================         ===================================
                                  2.50                                         2.31                                        2.23
                                   .89                                          .90                                         .87
--------------------------------------        -------------------------------------         -----------------------------------
                     $ 4,721      3.39 %                          $ 4,758      3.21 %                          $ 4,642     3.10 %
======================================        =====================================         ===================================

[GRAPHIC]

Loan Portfolio Diversity
September 30, 2001

$339 Billion Total Loan Portfolio

Commercial:
   Real Estate                                           8%
   Transportation                                        3%
   Business services                                     2%
   Media                                                 2%
   Equipment and General Manufacturing                   2%
   Agribusiness                                          2%
   Health Care & Pharmaceuticals                         2%
   Telecom                                               2%
   Autos                                                 2%
   Other Commercial less than 2%                        27%
                                                ----------
     Total commercial loans                             52%

Consumer:
   Residential Real Estate Secured                      31%
   Bank Card                                             5%
   Other  Consumer                                      12%
                                                ----------
     Total consumer loans                               48%
                                                ----------

                                                       100%
                                                ==========


   . On balance sheet loan portfolio equally balanced between consumer and commercial

   . 65% of consumer portfolio is secured by residential real estate

   . Largest concentration, at 31% of total portfolio, is residential real estate secured loans

   . Extremely diverse commercial portfolio, spread across many industry sectors with the largest segment being commercial real estate at 8% of total loans.

   . No other commercial industry concentration is greater than 3% of total loans

                         Average Managed Loans & Leases
                              (Dollars in million)


                                                                    3Q00            4Q00          1Q01          2Q01        3Q01
                                                                -------------   ------------  ------------  ----------- -----------
Commercial - Domestic                                               $150,155       $146,444      $144,217     $140,589    $131,871
Commercial - Foreign                                                  29,373         29,936        29,128       27,184      25,267
Commercial Real Estate - Domestic                                     25,748         26,326        25,989       25,293      24,132
Commercial Real Estate - Foreign                                         235            264           300          352         366
                                                                -------------   ------------  ------------  ----------- -----------
  Total Commercial                                                   205,511        202,970       199,634      193,418     181,636
                                                                -------------   ------------  ------------  ----------- -----------
Residential Mortgage                                                  77,539         76,830        76,296       80,702      82,904
Home Equity Lines                                                     20,185         21,117        21,744       21,958      22,115
Direct/Indirect Consumer                                              39,797         39,895        40,202       40,248      39,963
Consumer Finance                                                      21,869         22,000        21,979      22,410      22,309
Bankcard                                                              20,681         21,461        23,038       24,121      25,310
Consumer Foreign                                                       2,190          2,248         2,330        2,291       2,176
                                                                -------------   ------------  ------------  ----------- -----------
  Total Consumer                                                     182,261        183,551       185,589      191,730     194,777
                                                                -------------   ------------  ------------  ----------- -----------
    Total Managed Loans & Leases                                    $387,772       $386,521      $385,223     $385,148    $376,413
                                                                =============   ============  ============  =========== ===========

Annualized Growth Rate from previous quarter by loan type:
    Total Commercial                                                      11%            (5)%          (7)%        (12)%       (24)
    Total Consumer                                                       (34)             3             5           13           6%
     Total Managed Loans & Leases                                        (11)            (1)           (1)           0          (9)

    by Business Segment:
     Consumer & Commercial Banking                                                                                               0%
     Asset Management                                                                                                            5
     Global Corporate & Investment Banking                                                                                     (34)
     Equity Investments                                                                                                        (19)
     Corporate Other                                                                                                            (8)

Loans are classified as domestic or foreign based upon the domicile of the borrower.
Prior periods are restated for comparison (e.g. acquisitions, divestitures, sales and securitizations).


Managed Loans and Leases

[GRAPHIC]
                                                                     3Q00           4Q00          1Q01          2Q01        3Q01
                                                                -------------   ------------  ------------  ----------- -----------
Commercial and commercial real estate - domestic                          45%            44%           44%          43%         41%
Commercial and commercial real estate - foreign                            8%             8%            8%           7%          7%
Residential first mortgage                                                20%            20%           20%          21%         22%
Credit card                                                                5%             6%            6%           6%          7%
Other consumer, home equity lines and consumer finance                    22%            22%           22%          23%         23%

                    Net Charge-offs and Net Charge-off Ratios
                              (Dollars in millions)

                                         3Q00               4Q00                  1Q01                 2Q01               3Q01
                                 -----------------  --------------------    ------------------   ----------------   ---------------
                                   Amt      Ratio      Amt.      Ratio       Amt.       Ratio      Amt.     Ratio    Amt.     Ratio
                                 --------  -------  ---------   --------    -------     ------   -------   -------  ------- -------
  Commercial - domestic          $    185    0.48%    $   704       1.90%   $   415       1.17%  $   408     1.18%  $   412   1.26%
  Commercial - foreign                 23    0.30%         34       0.45%        34       0.46%       57     0.84%       57   0.89%
  Commercial real estate -
  domestic                             (2)      -           3          -          6          -        12     0.18%        4   0.07%
  Commercial real estate -
  foreign                              --       -          --          -         --          -         -        -         -      -
                                 --------             -------               -------              -------            -------
    Total Commercial                  206    0.39%        741       1.44%       455       0.92%      477     1.00%      473   1.05%
                                 ========             =======               =======              =======            =======
  Residential mortgage                  6    0.03%         13       0.05%         6       0.03%        7     0.03%        7   0.04%
  Home equity lines                     2    0.04%         12       0.24%         6       0.11%        4     0.07%        4   0.07%
  Direct/indirect consumer             61    0.57%        111       1.10%        75       0.76%       65     0.65%       94   0.94%
  Consumer finance/(1)/                68    1.08%         82       1.27%        93       1.45%       67     1.00%      720  17.47%
  Bankcard                             79    2.89%        101       3.25%       125       3.51%      158     4.01%      181   4.08%
  Other consumer domestic              12     n/m          14        n/m         11        n/m         8      n/m        11    n/m
  Foreign consumer                      1    0.20%          1       0.18%         1       0.19%        1     0.24%        1   0.21%
                                 --------             -------               -------              -------            -------
    Total Consumer/(1)/               229    0.47%        334       0.69%       317       0.68%      310     0.65%    1,018   2.27%
                                 --------             -------               -------              -------            -------
     Total Net Charge-offs/(1)/  $    435    0.43%    $ 1,075       1.07%   $   772       0.81%  $   787     0.82%  $ 1,491   1.65%
                                 ========             =======               =======              =======            =======

Managed bankcard information:
End of period receivables        $ 21,024             $23,009               $23,185              $24,871            $25,501
Average receivables                20,681              21,461                23,038               24,121             25,310
Charge-offs                           216                 233                   248                  297                307
Charge-off ratio                             4.16%                  4.32%                 4.37%              4.94%            4.81%

By Business Segment:
   Consumer & Commercial
   Banking                       $    211    0.48%    $   424       0.95%   $   409       0.92%  $   388     0.85%$     433   0.94%
   Global Corporate &
   Investment Banking                 143    0.59%        505       2.12%       244       1.08%      252     1.19%      285   1.47%
   Asset Management                     -       -          38       0.62%         8       0.14%       63     1.03%       16   0.26%
   Equity Investments                   -       -           1       1.14%         -          -         -        -         -      -
   Corporate Other/(1)/                81    0.30%        107       0.41%       111       0.49%       84     0.38%      757   4.11%
                                 --------             -------               -------              -------            -------
   Total Net Charge-offs         $    435    0.43%    $ 1,075       1.07%   $   772       0.81%  $   787     0.82%  $ 1,491   1.65%
                                 ========             =======               =======              =======            =======

Loans are classified as domestic or foreign based upon the domicile of the borrower.

/(1)/ Third quarter 2001 includes $635 million related to the exit of certain consumer finance businesses. Excluding these net charge-offs, the ratios would be 2.07% for Consumer Finance, 0.85% for Total Consumer, and 0.95% for Total Net Charge-offs.

Net Charge-offs

[GRAPHIC]

                                                                   3Q00      4Q00      1Q01        2Q01      3Q01
                                                                 ----------------------------------------------------
Total Net Charge-offs, incl. exited cons. fin. businesses          $ 435    $1,075     $ 772      $ 787      $ 1,491
Charge-offs - exited consumer finance businesses                                                             $   635
Total Net Charge-offs, excl. exited cons. fin. businesses          $ 435    $1,075     $ 772      $ 787      $   856

Net Charge-off Ratio, incl. exited cons. fin. businesses            0.43%     1.07%     0.81%      0.82%        1.65%
Net Charge-off Ratio, excl. exited cons. fin. businesses            0.43%     1.07%     0.81%      0.82%        0.95%

                              Nonperforming Assets
                              (Dollars in millions)

                                                                          3Q00           4Q00        1Q01         2Q01     3Q01
                                                                       ----------    ----------   ---------   --------- ---------
  Commercial - domestic                                                    $1,950        $2,777      $3,110      $3,209    $2,705
  Commercial - foreign                                                        564           486         529         562       566
  Commercial real estate - domestic                                           136           236         206         201       257
  Commercial real estate - foreign                                              1             3           3           3         2
                                                                       ----------    ----------   ---------   --------- ---------
    Total Commercial                                                        2,651         3,502       3,848       3,975     3,530
                                                                       ----------    ----------   ---------   --------- ---------
  Residential mortgage                                                        502           551         553         573       491
  Home equity lines                                                            47            32          36          42        61
  Direct/Indirect consumer                                                     19            19          19          17        20
  Consumer finance                                                            951         1,095       1,153       1,234         9
  Foreign consumer                                                              7             9          11           8         8
                                                                       ----------    ----------   ---------   --------- ---------
    Total Consumer                                                          1,526         1,706       1,772       1,874       589
                                                                       ----------    ----------   ---------   --------- ---------
  Total Nonperforming Loans                                                 4,177         5,208       5,620       5,849     4,119
  Foreclosed properties                                                       226           249         277         346       404
                                                                       ----------    ----------   ---------   --------- ---------
      Total Nonperforming Assets/(1)/                                      $4,403        $5,457      $5,897      $6,195    $4,523
                                                                       ==========    ==========   =========   ========= =========

Loans past due 90 days or more and still accruing                          $  503        $  495      $  527      $  608    $  691
Nonperforming Assets/Total Assets                                            0.65%         0.85%       0.97%       0.99%     0.71%
Nonperforming Assets/Total Loans, Leases and Forclosed Properties            1.09          1.39        1.54        1.63      1.33
Nonperforming Loans/Total Loans and Leases                                   1.04          1.33        1.47        1.54      1.22

Allowance for Loan Losses                                                  $6,739        $6,838      $6,900      $6,911    $6,665
Allowance/Total Loans                                                        1.67%         1.74%       1.80%       1.82%     1.97%
Allowance/Total Nonperforming Loans                                           161           131         123         118       162

 By Business Segment:
     Consumer & Commercial Banking                                         $1,058        $1,223      $1,446      $1,723    $1,846
     Global Corporate & Investment Banking                                  1,839         2,376       2,433       2,325     1,806
     Asset Management                                                          36           166         235         228       210
     Equity Investments                                                        12            20          20          43        58
     Corporate Other                                                        1,458         1,672       1,763       1,876       603
                                                                       ----------    ----------   ---------   ---------  --------
     Total Nonperforming Assets                                            $4,403        $5,457      $5,897      $6,195    $4,523
                                                                       ==========    ==========   =========   =========  ========

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Balances do not include $1.3 billion, $120 million, $144 million, $124 million and $95 million of loans held for sale, included in other assets at September 30, 2001, June 30, 2001, March 31, 2001, December 31, 2000, and
    September 30, 2000, respectively, which would have been classified as nonperforming had they been included in loans. In the third quarter of 2001, $1.2 billion of nonperforming subprime real estate loans were transferred to loans held for sale as a result of the exit of certain consumer finance businesses.


Total Allowance to Total Loans

[GRAPHIC]


Total Allowance to Total Loans                                            3Q00           4Q00        1Q01         2Q01     3Q01
                                                                      ------------------------------------------------------------
                                                                          1.67%          1.74%       1.80%        1.82%    1.97%
Total Allowance to Total Nonperforming Loans

[GRAPHIC]

                                                                          3Q00           4Q00        1Q01         2Q01     3Q01
                                                                      ------------------------------------------------------------
Total Allowance to Total Nonperforming Loans                               161%           131%        123%         118%     162%

                      Additional Asset Quality Information
                               Third Quarter 2001
                              (Dollars in millions)

                                                      Net Charge-offs         Provision
                                                      ---------------      -----------------
Reported third quarter 2001                           $         1,491      $          1,251

Impact of Consumer Finance business exits/(1)/                    635                   395

                                                      ---------------      ----------------
Adjusted for business exits                           $           856/(2)/ $            856

                                                       Allowance for
                                                        loan losses
                                                      ---------------
Balance as of June 30, 2001                           $         6,911

Impact of Consumer Finance business exits/(1)/                    240

Other activity                                                      6

                                                      ---------------
Balance as of September 30, 2001                      $         6,665


(1) $240 million of reserve utilized as a result of exiting consumer real estate subprime lending business as announced August 15, 2001.

(2)  Includes $135 million in charge-offs related to loan sales.

                               Capital Management
                              (Dollars in millions)

                                                  3Q00              4Q00            1Q01            2Q01           3Q01
                                               ----------        ----------      ----------      ----------     ----------
       Tier 1 capital                          $   40,696        $   40,667      $   40,769      $   41,794     $   41,517
       Total capital                               60,063            59,826          63,102          63,967         63,311
       Net risk-weighted assets                   556,146           542,169         532,824         529,201        522,291
       Tier 1 capital ratio                          7.32 %            7.50 %          7.65 %          7.90 %         7.95 %
       Total capital ratio                          10.80             11.04           11.84           12.09          12.12
       Ending equity / ending assets                 6.98              7.42            8.02            7.88           7.83
       Ending capital / ending assets                7.71              8.19            8.83            8.67           8.61
       Average equity / average assets               6.97              7.03            7.38            7.43           7.66

       Share Repurchase Program
       -------------------------------------------------------------------------

       24 million common shares were repurchased during the third quarter of 2001 as a part of ongoing share repurchase programs. In total, 199 million common shares have been repurchased since June 1999- returning $11.1 billion of capital to shareholders.

       31 million shares remain outstanding under current authorized programs.


Capital Management
(Shares in Million)
[GRAPHIC]

                                          3Q00                 4Q00                 1Q01                  2Q01              3Q01
                                    ----------------------------------------------------------------------------------------------
Shares outstanding at period end        1,630.8               1,613.6              1,602.0              1,601.1           1,582.1
Tier 1 capital ratio                       7.32%                 7.50%                7.65%                7.90%             7.95%

                              Balance Sheet Trends
                              (Dollars in billions)


       Ending Total Assets

       [GRAPHIC]

                                             3Q00              4Q00              1Q01              2Q01             3Q01
                                         -------------     -------------     -------------     -------------     ------------
       Ending Total Assets                      $ 672             $ 642             $ 610             $ 626            $ 640


       ----------------------------------------------------------------------------------------------------------------------
       Ending Balances
       ---------------
                                             3Q00              4Q00              1Q01              2Q01             3Q01
                                         -------------     -------------     -------------     -------------     ------------
       Investment Securities                    $  81             $  66             $  50             $  55            $  76
       Trading Assets and Resales                  81                71                66                79               80
       Loans and Leases                           403               392               383               380              339
       Total Assets                               672               642               610               626              640



       ----------------------------------------------------------------------------------------------------------------------

       Average Total Assets

       [GRAPHIC]

                                             3Q00              4Q00              1Q01              2Q01             3Q01
                                         -------------     -------------     -------------     -------------     ------------
       Average Total Assets                     $ 685             $ 677             $ 649             $ 656            $ 642
       ----------------------------------------------------------------------------------------------------------------------


       Average Balances
       ----------------

                                             3Q00              4Q00              1Q01              2Q01             3Q01
                                         -------------     -------------     -------------     -------------     ------------
       Investment Securities                    $  84             $  80             $  55             $  56            $  59
       Trading Assets and Resales                  95                91                94               101              104
       Loans and Leases                           403               400               388               384              358
       Total Assets                               685               677               649               656              642

                         E-Commerce & BankofAmerica.com

[GRAPHIC]

Active On-line Banking Subscribers (in thousands)
              Bill-pay    On-line Only      Total

    Sep-00          537          1,061          1,598
    Dec-00          574          1,212          1,786
    Mar-01          672          1,415          2,087
    Jun-01          762          1,546          2,308
    Sep-01          844          1,695          2,539

Online Banking Active Penetration of Total DDA Households
3Q00                 12%
4Q00                 14%
1Q01                 16%
2Q01                 17%
3Q01                 18%

Bill Payment Volume (in millions)
                              $ Volume      % Electronic

3Q00                             2,776               73%
4Q00                             2,934               73%
1Q01                             3,326               73%
2Q01                             3,614               73%
3Q01 E                           4,169               74%
September 01 = Estimate

% Reduction in Attrition Rates
On-line vs. Off line customers
On-line Only Customers                               48%
On-line & Bill-pay Customers                         75%

Bank of America Direct Clients at period end
            Companies       Users
3Q00              3,215         17,461
4Q00              3,764         21,831
1Q01              4,312         26,679
2Q01              4,950         32,134
3Q01              5,770         38,614

Bank of America has the largest online banking customer base with over 4 million subscribers

Even more important is being the bank with the largest active subscriber base with nearly a 20% customer penetration rate

Nearly 1 million active bill pay users pay over $4 billion worth of bills quarterly

Currently, over 130 bill payers are presenting nearly
400,000 e-bills per quarter

Banc of America Securities
League Table Rankings
(Percent share of volume)

[GRAPHIC]

High Yield
(Full Credit to Book - equal if joint)
YTD00               6%            #8
YTD01              10%            #5


High Grade
(Full Credit to Book)
YTD00               9%            #5
YTD01              11%            #4


Equity Underwriting
(Apportioned Credit to Book)
YTD00               3%            #9
YTD01               4%            #8


Loan Syndications
(Lead Arranger)
YTD00              23%            #2
YTD01              18%            #2


                                                                              20